UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Status of Private Offering

Share Issuance

ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT (the “Company”), is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of common shares of beneficial interest (“Common Shares”) pursuant to which the Company is offering its Class I Common Shares, Class A Common Shares, Class S Common Shares, Class D Common Shares, Class ER-I Common Shares, Class ER-A Common Shares, Class ER-S Common Shares, and Class ER-D Common Shares (the “Private Offering”). As of the date of this report, the Company has not issued any Class S Common Shares or Class ER-S Common Shares in the Private Offering. The following table lists the Common Shares outstanding, Common Shares issued, and total capital raised for each class of Common Shares as of July 31, 2026:

	Common Shares	Common Shares	Total Capital
Share Class (a)	Outstanding	Issued	Raised
Class I Common Shares	5,466,486	7,042,135	$185,410,000
Class A Common Shares	9,640,821	11,197,905	312,208,000
Class D Common Shares	249,110	249,110	6,834,000
Class ER-I Common Shares	939,251	939,251	26,984,000
Class ER-A Common Shares	424,299	424,299	12,349,000
Class ER-D Common Shares	46,931	46,931	1,280,000
Total for Private Offering	16,766,898	19,899,631	$545,065,000

(a)
As of July 31, 2026, the Company had not issued any Class S Common Shares or Class ER-S Common Shares.

July 2026 Dividends

On July 31, 2026, the Company declared dividends in the amount of $0.1449 per share for each class of its Common Shares then outstanding. The dividends for each class of Common Shares then outstanding were payable to shareholders of record immediately following the close of business on July 31, 2026 and were paid in cash or reinvested in the Company’s Common Shares through the Company’s Second Amended and Restated Dividend Reinvestment and Direct Share Purchase Plan (“DRIP”) on August 14, 2026.

Dividend Reinvestment and Direct Share Purchase Plan

For the July 31, 2026 declared dividends described above, holders of Common Shares and holders of Class I and Class A 721 Common Units (“OP Units”) of ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership, the (“Operating Partnership”) have elected 10.0% of the aggregate declared dividends on Common Shares and distributions on Class I and Class A 721 OP Units to be reinvested back into the Company’s Common Shares based on elections by the individual shareholders and unitholders pursuant to the DRIP. These distributions were reinvested in the Company’s Common Shares on August 14, 2026.

The following table lists the Common Shares issued and total dividends reinvested under the DRIP from inception of the DRIP through July 31, 2026 for each class of Common Shares:

	Common Shares		Total
Share Class (a)	Issued		Reinvestment
Class I Common Shares	246,937	(b)	$6,671,000	(b)
Class A Common Shares	231,967	(c)	6,268,000	(c)
Class D Common Shares	1,401		39,000
Total	480,305		$12,978,000

(a)
As of July 31, 2026, the Company had not issued any Class S Common Shares under the DRIP.
(b)
Includes the issuance of 77,169 Class I Common Shares totaling $2.1 million in connection with OP Unitholder and Class ER-I Common Share distributions being reinvested back into the Company’s Class I Common Shares based on those investors’ election.
(c)
Includes the issuance of 4,123 Class A Common Shares totaling $112,000 in connection with Class ER-A Common Share distributions being reinvested back into the Company’s Class A Common Shares based on those investors’ election.

The DRIP generally permits shareholders of the Company to elect to have some or all of their cash dividends in respect of the shareholder’s Common Shares to be automatically reinvested in additional Common Shares. Any cash dividends attributable to the class of Common Shares owned by participants in the DRIP will be reinvested in Common Shares on behalf of the participant on the business day such dividends would have been paid to such investor. In addition, holders of (a) Class I and Class A 721 OP Units and Class ER-I Common Shares may elect to reinvest their cash distributions into our Class I Common Shares, (b) Class ER-A Common Shares may elect to reinvest their cash distributions into our Class A Common Shares, (c) Class ER-S Common Shares may elect to reinvest their cash distributions into our Class S Common Shares and (d) Class ER-D Common Shares may elect to reinvest their cash distributions into our Class D Common Shares.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our Common Shares or other securities convertible into our Common Shares, or the perception thereof, could cause the value of our Common Shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104*	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* The above exhibits are being furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	August 25, 2026	By:	/s/ David Fisher
David Fisher Executive Managing Principal